Supplement dated September 15, 2023 to the Initial Summary Prospectus, Updating Summary

Prospectus, and Statutory Prospectus dated May 1, 2023 for the

Pacific Odyssey (offered on or after October 1, 2013) contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce certain changes.  This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective September 29, 2023, in the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus, the following riders are no longer available for purchase:

Enhanced Income Select 2 (Single and Joint)

CoreIncome Advantage Select (Single and Joint)

If you have already purchased the Enhanced Income Select 2 (Single or Joint) or CoreIncome Advantage Select (Single or Joint) prior to September 29, 2023, the rider continues to remain effective subject to the terms of your contract and prospectus.

Form No. OD13NYSUP0923